[SIGNATURE PAGE TO AMENDMENT] 4911-5322-3045.1 FIRST AMENDMENT TO EMPLOYMENT AGREEMENT THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into this 1st day of January, 2026 (the “Amendment Effective Date”), by and between Michael L. Costa (“Executive”) and Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra” or the “Company”). WHEREAS, pursuant to that certain Employment Agreement, dated January 1, 2022, between Executive and the Company (the “Employment Agreement”), Executive currently serves as Sabra’s Executive Vice President, Chief Financial Officer (“CFO”) and Secretary; WHEREAS, Executive has been appointed as Treasurer as of the Amendment Effective Date; WHEREAS, Executive is relinquishing his title and role as Secretary effective as of the Amendment Effective Date. NOW, THEREFORE, in consideration of the above recitals, Executive and Sabra hereby amend the Employment Agreement, effective as of the Amendment Effective Date, by replacing all references in Sections 2 and 4 of the Employment Agreement to the term “Secretary” with the term “Treasurer”. The Company and Executive agree and confirm that all provisions of the Employment Agreement, as modified by this Amendment, remain in full force and effect in accordance with their respective terms. The parties hereto have executed this Amendment as of the Amendment Effective Date. MICHAEL L. COSTA SABRA HEALTH CARE REIT, INC. By: Richard K. Matros Its: Chief Executive Officer, President and Chair /s/ Michael L. Costa /s/ Richard K. Matros